Filed with the Securities and Exchange Commission on April 30, 2002

                                       1933 Act Registration File No. 2-10841
                                       1940 Act File No. 811-631

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  x
                                                                        ---
    Pre-Effective Amendment No.
                                    ------------                        ---
    Post-Effective Amendment No.          80                             x
                                    ------------                        ---

                                     and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          x
                                                                        ---
      Amendment No.     27                                               x
                    ----------                                          ---


                               LEPERCQ-ISTEL TRUST

                                   ----------
               (Exact Name of Registrant as Specified in Charter)

      1675 Broadway, New York, New York                      10019
      (Address of Principal Executive Offices)              (Zip Code)

Registrant's Telephone Number, including Area Code:               (212)698-0749

                                          Copy to:
Tsering Ngudu                             Michael R. Rosella, Esq.
Lepercq-Istel Trust                       Paul, Hastings, Janofsky & Walker LLP
1675 Broadway                             75 East 55th Street
New York, New York 10019                  New York, NY  10022
(Name and Address of Agent for Service)


It is proposed that this filing will become effective

     x    immediately upon filing pursuant to paragraph (b)
    ---

    ---   on ________________ pursuant to paragraph (b)

    ---   60 days after filing pursuant to paragraph (a)(1)

    ---   on ________________ pursuant to paragraph (a)(1)

    ---   75 days after filing pursuant to paragraph (a)(2)

    ---   on ________________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

    --- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[GRAPHIC OMMITTED]

LEPERCQ-ISTEL FUND
Providing long-term capital appreciation





PROSPECTUS
April 30, 2002





The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



1675 Broadway, New York, New York  10019                  1-800-497-1411

                               TABLE OF CONTENTS

THE FUND
Investment Objective and Strategy Overview                             3
Main Risks of the Fund                                                 3
Who May Want to Invest in the Fund                                     3
Past Performance (Bar Chart and Table)                                 4
Expenses                                                               5
Investment Objective                                                   6
Principal Investment Strategy                                          6
Investment Risks                                                       6
Management of the Fund                                                 7
Distribution of Shares                                                 8

YOUR ACCOUNT INFORMATION
Purchase of Fund Shares                                                8
Redemption of Fund Shares                                             11
Pricing of Fund Shares                                                12
Dividends and Capital Gain Distributions                              12
Tax Matters                                                           12

ADDITIONAL INFORMATION
Individual Retirement Accounts                                        13
Financial Highlights                                                  14
Trustees and Officers                                                 15

FOR MORE INFORMATION
The back cover tells you how to obtain more information about the Fund.

INVESTMENT OBJECTIVE AND STRATEGY OVERVIEW
--------------------------------------------------------------------------------

The investment objective of the Lepercq-Istel Fund (the "Fund"), a series of Lepercq-Istel Trust, is long-term capital appreciation. The Fund seeks to achieve its goal by investing in common stock of companies undergoing a transformation that might include a realignment of business focus, re-engineering of business process, or entry into new markets that provides an opportunity for capital appreciation. The investment adviser purchases securities when, in its view, the positive changes taking place in a company are not properly recognized by the stock market.




MAIN RISKS OF THE FUND
--------------------------------------------------------------------------------
o Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value and you could lose money.

o Stock Selection Risks: The stocks selected by the investment adviser may decline in value or not increase in value when the stock market in general is rising.

o Liquidity Risks: The investment adviser may not be able to sell stocks at an optimal time or price.



WHO MAY WANT TO INVEST IN THE FUND
--------------------------------------------------------------------------------
This Fund may be appropriate for people who:

o  wish to invest for the long-term
o  want to diversify their portfolios
o  are willing to accept a degree of volatility and risk

This Fund may not be appropriate for people who:

o  wish to invest for the short-term

PAST PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund's performance from year to year (on a calendar year basis). The table shows how the Fund's average annual returns (before and after taxes) for one-year, five-year and ten-year periods ending December 31, 2001, compare with the S&P 500 Index.

                 Lepercq-Istel Fund
          Calendar Year Returns (As of 12/31)*

                    Year  Percent
                    1992      5.5
                    1993     13.6
                    1994     -5.0
                    1995     27.1
                    1996     26.3
                    1997      9.0
                    1998     15.4
                    1999     30.5
                    2000    -29.6
                    2001    -17.4

* As of March 31, 2002, the Fund's year-to-date return was 1.08%.


      Best Quarter:     Q4       1999       34.12%
      Worst Quarter:    Q3       1998      -20.58%


-----------------------------------------------------
Average annual total                                     o after-tax returns are
return through 12/31/01   1 Year    5 Year    10 Year    calculated using the
                                                         historical highest
Lepercq-Istel Fund                                       individual federal
  Return Before Taxes     -17.35%   -0.92%    5.71%      marginal income tax
  Return After Taxes                                     rates and do not
    on Distributions      -17.45%   -1.71%    4.37%      reflect the impact of
  Return After Taxes on                                  state and local taxes
    Distributions and
    Sale of Fund Shares   -10.57%   -0.63%    4.39%      o actual after-tax
                                                         returns depend on an
S&P 500 Index             -11.87%   10.70%   12.94%      investor's tax
-----------------------------------------------------    situation and may
                                                         differ from those shown
                                                         - After-tax returns
                                                         shown are not relevant
                                                         to investors who hold
                                                         their shares through
                                                         tax-deferred
                                                         arrangements, such as
                                                         401(k) plans or
                                                         individual retirement
                                                         accounts

          The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged index of 500 domestic stocks created by Standard & Poor's Corporation.

EXPENSES
--------------------------------------------------------------------------------
As an investor, you pay certain fees and expenses in connection with the Fund. The fees and expenses you may pay if you buy and hold shares of the Fund are described in the table below and further explained in the example that follows.

Fee Table
               --------------------------------------------
               Shareholder Fees
               (Fees Paid Directly From Your Investment)
               --------------------------------------------
               Maximum Sales Charge (Load) Imposed on
               Purchases (as a percentage of offering price)          None(1)

               Maximum Deferred Sales Charge (Load)
               (as a percentage of offering price)                    None

               Maximum Sales Charge (Load) Imposed on
               Reinvested Dividends                                   None

               Redemption Fee                                         None(1)

               Exchange Fee                                           None

               Maximum Account Fee                                    None

               --------------------------------------------
               Annual Fund Operating Expenses
               (Expenses Deducted From Fund Assets)
               --------------------------------------------

               Management Fees                                        0.75%

               Distribution and Service (12b-1) Fees(2)               0.00%

               Other Expenses                                         0.90%
                                                                      ----

               Total Annual Fund Operating Expenses                   1.65%
                                                                      ====



    1 Although no sales loads or transaction fees are charged, you will be assessed a $15.00 fee for outgoing wire transfers and a $25.00 fee for returned checks.

    2 The amount shown for Rule 12b-1 fees indicates the actual Rule 12b-1 fees the Fund incurred for the fiscal year ended December 31, 2001. Under the Fund's Rule 12b-1 Plan, the maximum fee the Fund may incur for annual sales and distribution expenses is 0.75%. However, the Fund has voluntarily capped the amount paid under the plan to 0.10% per year of the Fund's average daily net assets for the fiscal year ending December 31, 2002. Investors will be given 30 days' prior notice if the Fund decides to discontinue the cap.

Expense Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

    1. You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods,

    2. Your investment has a 5% return each year, and

    3. The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year       3 Years     5 Years    10 Years
               ------       -------     -------    --------
                $168         $520        $897       $1,955

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
   The investment objective of the Lepercq-Istel Fund is long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY
--------------------------------------------------------------------------------
   The Fund seeks to achieve its goal by investing in common stock of companies undergoing a transformation that the Fund's investment adviser believes:


      o  have not been adequately recognized by the stock market, and

      o  provide an opportunity for capital appreciation.


Investment Techniques

   Consistent with its strategy, the Fund invests in companies, regardless of size and market sector, while seeking capital appreciation opportunities. The adviser's approach of investing in corporate transformations rests on the belief that attractive returns are possible from the early recognition that changes taking place in a corporation will be successful.

   Examples of the kind of changes that might significantly improve the business prospects of a company include refocusing a company around its core competencies or re-engineering a company to improve its effectiveness. Because it is the adviser's belief that the success of a company emanates from the abilities of its top management, the adviser places a great deal of emphasis on investigating the qualifications of company management.

   In pursuing its investment approach, the adviser is indifferent to whether the investments adhere to either the growth or value style of investing. The adviser purchases an investment when it believes that the positive changes in a company are not properly recognized by the market and sells an investment when it concludes that either the positive changes are adequately recognized or that the outcome will be less attractive than previously expected.

   While the majority of the Fund's portfolio will be invested in common stocks of companies located in the United States, the Fund may invest a portion of its assets in convertible securities, bonds and foreign securities. Convertible securities are bonds or preferred stock that can be converted into common stock. Bonds may be short-term or long-term debt securities. Foreign securities may be purchased in the form of American Depositary Receipts.

   Furthermore, to respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments including repurchase agreements and cash. To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.


Investment Risks
--------------------------------------------------------------------------------
   The following risks are specific to the Fund in addition to the risks mentioned in the "Main Risks of the Fund" section.

   Small and Medium-sized Companies' Risks: The Fund may invest in the stocks of small to medium-sized companies. Small and medium-sized companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

   Foreign Securities Risks: The Fund may invest in foreign securities, which can carry higher returns, but involve more risks than those associated with domestic investments. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

   Bond Risks: To the extent the Fund invests in bonds, it will be exposed to the risks of bond investing. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines and when interest rates decline, the market value rises. Also, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield. A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition. Because bond values fluctuate, the Fund's share price fluctuates. When you sell your investment, you may receive more or less money than you originally invested.

   The Statement of Additional Information contains more information about the Fund and the type of securities in which it may invest.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
Investment Adviser

   The Fund's investment adviser is Lepercq, de Neuflize & Co. Incorporated located at 1675 Broadway, New York, New York 10019. Lepercq has served as investment adviser to the Fund and its predecessor, Istel Fund, Inc., since 1953. The investment decisions made by Lepercq are subject to direction of the Fund's Board of Trustees. The Statement of Additional Information contains more information about the Board of Trustees. The adviser conducts investment research and supervision for the Fund and is responsible for the purchase and sale of securities for the Fund's portfolio. The adviser receives an annual fee from the Fund for its services equal to 0.75% of the Fund's average daily net assets.

   Besides managing the Fund, the adviser also manages portfolios for individuals and various institutional clients. As of December 31, 2001, Lepercq had approximately $188 million of assets under management.


Portfolio Managers

   Tsering Ngudu is the Senior Vice President of the adviser and has been with the adviser since December 1985. Mr. Ngudu also serves as President and co-manager to the Fund. Mr. Ngudu is primarily responsible for the day-to-day management of the Fund's investment portfolio and has been managing the Fund since 1993. Mr. Ngudu also provides investment advice to other non-mutual fund clients on a discretionary and non-discretionary basis depending on the advisory contract with the client. Mr. Ngudu earned his Bachelor of Arts degree from Dartmouth College in 1979 and his Masters of Business Administration from Pace University in 1987.

   Jerry P. Getsos is the Senior Vice President of the adviser. Mr. Getsos also serves as Executive Vice President and co-manager to the Fund. Together with Mr. Ngudu, he is responsible for the day-to-day management of the Fund's investment portfolio. Prior to joining Lepercq in 1996, Mr. Getsos was a research analyst at Lexington Management Corporation. Mr. Getsos earned his Masters of Business Administration and Bachelor of Science degrees from Fordham University.

Transfer Agent, Dividend Disbursement Agent, Fund Accountant and Administrator

   U.S. Bancorp Fund Services, LLC, located in Milwaukee, Wisconsin serves as the Fund's transfer agent and dividend paying agent. U.S. Bancorp Fund Services, LLC also serves as the Fund's accountant and administrator. As such, U.S. Bancorp Fund Services, LLC provides shareholder services and accounting services relating to the Fund's portfolio transactions.

Custodian

   U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, located in Cincinnati, Ohio, serves as the Fund's custodian.


DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------
Distributor

   Lepercq, de Neuflize/Tocqueville Securities, L.P. is the distributor for the Fund. Lepercq, de Neuflize/Tocqueville Securities, L.P. is a wholly owned subsidiary of the adviser and is a member of the New York Stock Exchange.

Distribution Plan


   The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. The distribution plan allows the Fund to finance activities that promote the sale of the Fund's shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature. Rule 12b-1 fees are paid out of fund assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

   Under the plan, the Fund may incur distribution expenses of up to 0.75% per year of its average daily net assets. However, the Fund has voluntarily capped the amount paid under the plan to 0.10% per year of its average daily net assets. Furthermore, the Fund will only make payments to the distributor for expenses actually incurred. Expenses will not be carried over from year to year.

   The Statement of Additional Information contains more information about the distribution plan.


PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------
   You may purchase shares at the next determined net asset value after the transfer agent receives your order. The Fund does not apply any sales charges. To purchase shares, you need to invest at least $1,000 initially. Investments made under the Uniform Gift to Minor's Act, a 401(k) plan, a Keogh plan or some other pension or profit sharing accounts need to be at least $500 to start. Once you have an account with the Fund, you may make additional investments in amounts as low as $100. If you invested in the Fund prior to May 1, 1997, the Fund has waived this minimum additional investment.

                               Minimum Investment
                                     $1,000
                             $500 for UGMA, 401(k),
                             Keogh and other pension
                             & profit sharing plans
                              Additional Investment
                                      $100


------------------------------------------------------------------------------------------------------------------------------------
 Purchasing
 shares:                       Opening an account:                                    Adding to an account:
------------------------------------------------------------------------------------------------------------------------------------

o  By Telephone
                              Call LEPERCQ-ISTEL FUND at 1-800-497-1411               Call LEPERCQ-ISTEL FUND at
[GRAPHIC OMITTED]             to place the order.  Note: For security                 1-800-497-1411 to place the order.
                              reasons, requests by telephone may be                   Note: For security reasons, requests
                              recorded.                                               by telephone may be recorded.

o By Mail                     |_|  Complete the purchase application form.            |_|  Make out a check for the investment
                              |_|  Make out a check for the investment                     amount payable to LEPERCQ-ISTEL
[GRAPHIC OMITTED]                  amount payable to LEPERCQ-ISTEL FUND.                   FUND.
                              |_|  Send to:                                           |_|  Fill out the detachable investment
                                   LEPERCQ-ISTEL FUND                                      slip from an account statement.  If
                                   c/o U.S. Bancorp Fund Services, LLC                     you do not have a slip, include a note
                                   P.O. Box 701                                            specifying the Fund name, your
                                   Milwaukee, WI  53201-0701                               account number and the name(s) in
                                   Phone:  1-800-497-1411                                  which the account is registered.
                                                                                      |_|  Send to the address listed to the left.

o By Overnight                |_|  Complete the purchase application form.            |_|  Make out a check for the investment
  or Express                  |_|  Make out a check for the investment                     amount payable to LEPERCQ-ISTEL FUND.
  Mail                             amount payable to LEPERCQ-ISTEL FUND.
                              |_|  Send to:                                           |_|  Fill out the detachable investment
[GRAPHIC OMITTED]                  LEPERCQ-ISTEL FUND                                      slip from an account statement.  If
                                   c/o U.S. Bancorp Fund Services, LLC                     you do not have a slip, include a note
                                   615 East Michigan Street, 3rd Floor                     specifying the Fund name, your
                                   Milwaukee, WI  53202-5207                               account number and the name(s) in
                                   Phone:  1-800-497-1411                                  which the account is registered.
                                                                                      |_|  Send to the address listed to the left.

o By Wire                     |_|  Forward your application to LEPERCQ-ISTEL          |_|  Call LEPERCQ-ISTEL FUND at
                                   FUND at the address listed above.                       1-800-497-1411 to notify of
[GRAPHIC OMITTED]             |_|  Call 1-800-497-1411 to obtain an account                incoming wire.
                                   number and to notify of incoming wire.             |_|  Use the following instructions:
                              |_|  Wire funds using the instructions to the right.         U.S. Bank, N.A.
                                                                                           425 Walnut Street
                                                                                           Cincinnati, OH  45202
                                                                                           ABA #:  042000013
                                                                                           Credit:  U.S. Bancorp Fund
                                                                                             Services, LLC
                                                                                           Account #:  112-952-137
                                                                                           Further Credit: LEPERCQ-ISTEL FUND
                                                                                             (name/title on the account)
                                                                                             (account #)


------------------------------------------------------------------------------------------------------------------------------------
Purchasing
Shares:                       Opening an Account:                                     Adding to an Account:
------------------------------------------------------------------------------------------------------------------------------------


o  Through Your               You may purchase shares through your own                You may make additional purchases
   Broker                     broker, but keep in mind that the broker may            through your own broker, but keep in
                              impose a service charge for his or her services.        mind that the broker may impose a
[GRAPHIC OMITTED]                                                                     service charge for his or her services.

o  Through                    Open a fund account with one of the methods             If you did not set up an automatic
   Automatic                  above.  Be sure to include your checking                investment plan with your original
   Investment                 account number on the appropriate section               application, call Lepercq-Istel Fund at
   Plan                       of your application.                                    1-800-497-1411.  Additional investments
                                                                                      (minimum of $50 per period) will be taken
[GRAPHIC OMITTED]                                                                     automatically monthly, bi-monthly, quarterly
                                                                                      or yearly from your checking account.

Note: You will be charged a $25 fee for any check returned for insufficient funds. Furthermore, the Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC's post office box of purchase applications or redemption requests do not constitute receipt by U.S. Bancorp Fund Services, LLC or the Fund.

Receipt of Orders

   Shares may only be purchased on days the New York Stock Exchange and the Federal Reserve wire system are open for business. If you are paying with federal funds (wire), your order will be considered received when U.S. Bank receives the federal funds. When making a purchase request, make sure your request is in good order. "Good order" means your letter of instruction includes:

   o the name of the Fund
   o the dollar amount of shares to be purchased
   o purchase application or investment slip
   o check payable to Lepercq-Istel Fund

Timing of Requests

   All requests received in good order by U.S. Bancorp Fund Services, LLC before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

REDEMPTION OF FUND SHARES
--------------------------------------------------------------------------------
When Redemption Proceeds are Sent to You

   You may redeem your shares at any time without a charge. Once the transfer agent receives your redemption request in good order, your request will be processed at the next determined net asset value. If you purchase shares using a check and request a redemption within 12 days after your purchase, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

   All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will normally be wired to the bank you indicate or mailed to the address of record on the following day. In no event will proceeds be wired or a check mailed more than 7 days after the Fund receives a redemption request in good order.

When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

o the name of the Fund
o the number of shares or the dollar amount of shares to be redeemed
o signatures of all registered shareholders exactly as the shares are registered
o the account registration number

Accounts With Low Balances

   Due to the high cost of maintaining accounts with low balances, if your account falls below $1,000 the Fund may mail you a notice requesting that you bring the account back up to $1,000 or close it out. If you do not respond to the request within 30 days, the Fund may close your account and send you the proceeds.

--------------------------------------------------------------------------------
                   To Sell Some or All of Your Shares
--------------------------------------------------------------------------------
o  By Telephone    Call Lepercq-Istel Fund at 1-800-497-1411 to redeem any
[GRAPHIC OMMITTED] amount of shares. Note: For security reasons, requests by telephone may be recorded.
--------------------------------------------------------------------------------
o  By Mail         Send a letter instructing the Fund to redeem the amount you
[GRAPHIC OMMITTED] wish. The letter should contain the Fund's name, the account number and the number of shares or the dollar amount of
                   shares to be redeemed. Be sure to have all shareholders of record sign the letter. Signature guarantees are required for any redemption in excess of $50,000 or any redemption request payable to a person other than the registered shareholder or sent to an address other than the address of record.
--------------------------------------------------------------------------------
o  By Wire         Call Lepercq-Istel Fund at 1-800-497-1411 to request the
[GRAPHIC OMMITTED] amount of money you want. Be sure to have all necessary information from your bank. The transfer agent charges a $15 wire fee. Your bank may also charge a fee to receive wired funds.
--------------------------------------------------------------------------------
o  Through         Call Lepercq-Istel Fund at 1-800-497-1411 or complete a
   Automatic       Systematic Withdrawal Form to arrange for regular monthly,
   Withdrawal      quarterly or annually fixed withdrawal payments. You must
   Plan            own shares having a total value of at least $10,000. The
[GRAPHIC OMMITTED] minimum payment you may receive is $50 per period. Note that this plan may deplete your investment and affect your income or yield.
--------------------------------------------------------------------------------
o  Through Your    You may redeem shares through your own broker, but keep in
   Broker          mind that the broker may impose a service charge for his or
[GRAPHIC OMMITTED] her services.
--------------------------------------------------------------------------------

Note: If you hold fund shares in an Individual Retirement Account or other retirement plan, you must indicate on your redemption request whether federal income tax should be withheld by the Fund. All IRA redemptions will be subject to withholding tax unless you specifically instruct the Fund not to withhold on your redemption request.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------
How Nav is Determined

   The net asset value per share is equal to the total assets of the Fund less total liabilities divided by the number of shares outstanding. The net asset value is determined as of the close of business of the New York Stock Exchange on each day that the Exchange is open. The Fund does not determine net asset value on the following holidays:

   o New Year's Day                o Good Friday        o Labor Day
   o Martin Luther King, Jr. Day   o Memorial Day       o Thanksgiving Day
   o Presidents' Day               o Independence Day   o Christmas Day


DIVIDENDS & CAPITAL GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------
   The Fund declares and pays dividends from its net investment income and any net realized capital gains at least annually. Dividends and capital gain distributions will generally be paid in December.

   Unless you elect to receive distributions in cash, all ordinary income dividends and capital gain distributions will automatically be reinvested in shares of the Fund. All reinvestments will be made at the net asset value on the reinvestment date and you will receive confirmation indicating the number of full and fractional shares purchased. Distributions will be treated in the same manner for federal income tax purposes whether you receive them in cash or they are reinvested in additional shares of the Fund.



TAX MATTERS
--------------------------------------------------------------------------------
   The following information is based on tax laws and regulations in effect on the date of this prospectus. The Fund will provide you with detailed tax information on the Fund's distributions for reporting purposes after the end of each year. You should consult your own tax adviser regarding tax consequences of investing in the Fund under federal, state and local laws.

   Unless otherwise exempt, shareholders will recognize taxable income for federal and state purposes on any dividends and other distributions received, including capital gain distributions. This applies whether dividends and distributions are received in the form of cash or additional shares. All dividends paid by the Fund and distributions of net realized short-term capital gains are taxable as ordinary income. Ordinary income is currently subject to a maximum individual tax rate of 38.6%. Distributions paid by the Fund of net realized long-term capital gains are taxable as capital gains. Capital gains realized by corporations are taxed at the same ordinary income rate. However, capital gains are taxable at a maximum rate of 20% to noncorporate shareholders who have holding periods of more than 12 months. The capital gain holding period and the applicable tax rate is determined by the length of time that the Fund has held the security and not the length of time that you have held shares in the Fund. You will have to pay taxes on distributions from the Fund whether received in cash or reinvested in additional shares of the Fund. The Fund expects that, because of its investment objective, distributions will consist primarily of long- and short-term capital gains.

   Distributions from the Fund generally are taxable to shareholders when paid. However, distributions declared in October, November and December of a year that are paid in January of the following year will be taxable to you as though they were paid on December 31 of the first year. Shortly following the end of each year, shareholders will be provided with detailed information regarding the distributions made (or deemed to have been made) during the year.

   You will recognize gain or loss upon sale of shares of the Fund in an amount equal to the difference between the proceeds of the sale and your adjusted tax basis in the shares sold. Any loss realized on a taxable sale of shares within six months from the date of purchase will be treated as a long-term capital loss to the extent of any net capital gain distributions received with respect to the shares. All or a portion of any loss recognized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within thirty days before or after such disposition.

   In the case of certain corporate shareholders, (i.e., other than S corporations and certain other corporations) a portion of the distributions from the Fund (attributable to qualifying dividends from domestic corporations received by the Fund) may qualify for the 70% dividends-received deduction. However, since the Fund anticipates that investment income will include interest and dividends from foreign corporations and long- and short-term capital gains, only a small portion of the distributions paid by the Fund may qualify for the dividends-received deduction.

   Some of the Fund's investment income may be subject to foreign income taxes that are withheld at the source. If this occurs, the Fund's distributable income will be reduced.

   Under the backup withholding rules of the Internal Revenue Code, certain shareholders may be subject to withholding of federal income tax at a rate of 30% on dividends and redemption payments made by the Fund. In order to avoid backup withholding, you must provide the Fund with a correct taxpayer identification number (which, for an individual, is usually his/her Social Security number), or certify that you are a corporation or otherwise exempt from or not subject to back-up withholding. The account application provides a place for you to indicate these certification requirements. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability.

   State and local taxes may differ from the federal consequences described above. Please consult the Statement of Additional Information for further discussion of federal income tax considerations.



INDIVIDUAL RETIREMENT ACCOUNTS
--------------------------------------------------------------------------------
   The Fund offers Individual Retirement Accounts as well as various other retirement plan accounts. To obtain the appropriate disclosure documentation and more complete information on how to open a retirement account, call 1-800-497-1411.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   The financial highlights table set forth below is intended to help you understand the Fund's financial performance for the past 5 years. Most of the information reflects financial results with respect to a single fund share as of each year end. The total returns in the table represent the rates an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.




                                                                   Year ended December 31
        Per share data:                      2001           2000           1999           1998           1997
         ------------                       ------         ------         ------         ------         ------

Net asset value, beginning of year         $ 18.01        $ 25.57        $ 19.91        $ 19.21        $ 19.03
                                           -------        -------        -------        -------         ------

Income from investment operations:
   Net investment income (loss)               0.12           0.04           0.02          (0.07)(1)      (0.07)(1)
   Net realized and unrealized
     gains (losses) on securities            (3.24)         (7.60)          6.01           2.90           1.69
                                           -------        -------        -------        -------         ------
   Total from investment operations          (3.12)         (7.56)          6.03           2.83           1.62
                                           -------        -------        -------        -------         ------
Less distributions:
   Dividends from net
     investment income                       (0.05)            --          (0.02)            --             --
   Distributions from capital gains             --             --          (0.35)         (2.13)         (1.44)
                                           -------        -------        -------        -------         ------
   Total distributions                       (0.05)            --          (0.37)         (2.13)         (1.44)
                                           -------        -------        -------        -------         ------
Net asset value, end of year               $ 14.84        $ 18.01        $ 25.57        $ 19.91        $ 19.21
                                           =======        =======        =======        =======        =======
Total return                              (17.35)%        (29.6)%          30.5%          15.4%           9.0%

Supplemental data and ratios:
   Net assets, in millions, end of year      $19.8          $25.0          $40.7          $32.8          $28.4
   Ratio of expenses to average
     net assets                              1.65%          1.37%          1.35%          1.48%          1.51%
   Ratio of net investment income
     (loss) to average net assets            0.70%          0.18%          0.07%        (0.40)%         (0.40)%
   Portfolio turnover rate                  83.86%         85.13%         95.70%         83.06%         71.20%

(1) Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.


TRUSTEES AND OFFICERS
------------------------------------------------------------------------------------------------
Trustees


+Bruno Desforges         Chairman of the Board, Lepercq-Istel Trust; Managing Director, Lepercq,
                         de Neuflize & Co. Incorporated; Director and Chairman of the Board,
                         Lepercq, de Neuflize/Tocqueville Securities, L.P.

+Francois Letaconnoux    Director, President and Chief Executive Officer, Lepercq Inc., Lepercq,
                         de Neuflize & Co. Incorporated and Lepercq, de Neuflize/Tocqueville
                         Securities, L.P.

 Jean-Louis Milin        President, Banque de Neuflize, Schlumberger, Mallet, Demachy

 Lee R. Robins           President, CPI Associates, Inc., Member, American Institute of CPAs

*Marvin Schiller, Ph.D.  General Partner, Reprise Capital Corp.

*Franz Skryanz           Financial Consultant

 Marie-Monique Steckel   Consultant

*Member of Audit, Ethics and Nominating Committees
+Interested Trustees

Officers

Tsering Ngudu            President

Jerry Getsos             Executive Vice President

Peter Hartnedy           Treasurer and Secretary

Investment Adviser       Lepercq, de Neuflize & Co. Incorporated, New York

Underwriter and
Distributor              Lepercq, de Neuflize/Tocqueville Securities, L.P., New York

Dividend Paying
Agent, Transfer
Agent, Administrator
and Fund Accountant      U.S. Bancorp Fund Services, LLC, Milwaukee


Custodian                U.S. Bank, N.A., Cincinnati

Legal Counsel            Paul, Hastings, Janofsky & Walker LLP, New York

Independent Auditors     KPMG LLP, Chicago

[GRAPHIC OMMITTED]
Lepercq-istel Fund


For More Information
--------------------------------------------------------------------------------
You may obtain the following and other information on the Lepercq-Istel fund free of charge:

o Annual and Semi-annual Reports to Shareholders
  The annual and semi-annual reports provide the Fund's most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance during the last fiscal year.

o Statement of Additional Information (Sai) Dated April 30, 2002
  The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this prospectus). The SAI provides more details about the Fund's policies and management.

To Receive Any of These Documents:
--------------------------------------------------------------------------------
By Telephone:
1-800-497-1411

By Mail:
Lepercq-Istel Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

On the Internet:
Text only versions of fund documents can be viewed online or downloaded from: http://www.sec.gov


From the Sec:
You may review and obtain copies of fund information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-800-SEC-0330 for information relating to the operation of the Public Reference Room. Copies of the information may be obtained for a fee by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

Investment Company Act File # 811-631



--------------------------------------------------------------------------------





[GRAPHIC OMMITTED]





Leperq-Istel Fund


PROSPECTUS
April 30, 2002







Leperq-Istel Fund
1675 Broadway
New York, New York 10019
1-800-497-1411





--------------------------------------------------------------------------------

Lepercq-Istel Fund
A series of Lepercq-Istel Trust







STATEMENT OF ADDITIONAL INFORMATION
April 30, 2002






This Statement of Additional Information is not a Prospectus and should be read together with the Prospectus of the Lepercq-Istel Fund dated April 30, 2002. To receive a copy of the Prospectus, write to Lepercq-Istel Fund or call 1-800-497-1411.

The fund's audited financial statements for the fiscal year ended December 31, 2001, are incorporated by reference to the Fund's 2001 Annual Report.


Lepercq-Istel Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

                               LEPERCQ-ISTEL FUND

GENERAL INFORMATION AND HISTORY

      On April 8, 1986, the shareholders of Istel Fund, Inc. (the predecessor of the Lepercq-Istel Trust (the "Trust")) approved a plan of reorganization (the "Reorganization") under which Istel Fund, Inc. converted its corporate structure to change from a Delaware corporation to a Massachusetts business trust. In accordance with the terms and conditions of the Reorganization, Istel Fund, Inc. changed its name to Lepercq-Istel Trust and the shareholders of Istel Fund, Inc. exchanged their common stock for an equal number of shares of beneficial interest in the Lepercq-Istel Fund. A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

      The Trust currently has one series, Lepercq-Istel Fund (the "Fund"), with only one class and with a par value of $1.00 per share. All shares when issued are fully paid, non-assessable and redeemable. All shares have equal voting, dividend and liquidation rights but have no subscription, preemptive or conversion rights and no sinking-fund provisions. There is no limitation on the transferability of shares, and no share is subject to further call. The Board of Trustees may create additional series of the Trust without shareholder approval. Shares of the Fund are redeemable at the net asset value thereof at the option of the shareholders or, in certain circumstances, at the option of the Fund.

      The Board of Trustees may classify or reclassify any unissued shares of any series in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, $1.00 par value, of the Fund. A share represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions with respect thereto. Additional information concerning the rights of share ownership is set forth in the Prospectus. The assets received by the Fund from the issue of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated and are charged with the expenses attributable to the Fund and with a share of the general expenses of the Trust and with expenses incurred directly or allocated to the Fund.

      Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder responsibility for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust or Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustees would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved for the conduct of his office. The Declaration of Trust provides for indemnification of the Trustees and Officers of the Trust except with respect to any matter to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interest of the Trust. Such person may not be indemnified against any liability to the Trust or the Fund shareholders to which he would otherwise be subject by reason of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of the Trustees and Officers, except that such liability insurance will not indemnify Trustees and Officers against actions adjudicated to have been the result of willful misfeasance, bad faith, gross negligence or reckless disregard of one's duties.

      The Trust will not normally hold annual shareholders' meetings. However, pursuant to its Declaration of Trust, the Trust will hold special meetings for purposes such as electing Trustees, changing fundamental policies, approving an investment advisory agreement or amending its Distribution Plan to increase materially the amount to be spent by the Fund under its Distribution Plan and, at the request of its shareholders, to call a meeting to replace Trustees. In addition, the Trust has undertaken to hold a shareholders' meeting to fill vacancies created on the Board of Trustees if less than a majority of the Trustees have been elected by the shareholders.

      At such time as less than a majority of the Trustees have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the Trust's outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the Trust's outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 10% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

      Shareholders do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the Trust voting together for election of Trustees may elect all of the members of the Board of Trustees. In such event, the remaining shareholders cannot elect any members of the Board of Trustees. Except as otherwise disclosed in the Prospectus and in this Statement of Additional Information, the Trustees shall continue to hold office and may appoint their successors.

            The Fund pays its own expenses including, without limitation:

      o     its investment management fee;
      o     interest, taxes and brokerage commissions;
      o extraordinary expenses, including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto;
      o the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer, dividend, accounting or administrator agent or agents appointed by the Fund;
      o all fees payable by the Fund to federal, state or other government agencies;
      o the cost and expense of engraving or printing certificates representing shares of the Fund;
      o all costs and expenses in connection with the registration and maintenance of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees);
      o the cost and expense of printing, including typesetting and distributing Prospectuses and Statements of Additional Information of the Fund, and supplements thereto, to the Fund's shareholders;
      o all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders;

      o all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash;
      o charges and expenses of any outside service used for pricing of the Fund's shares;
      o any distribution fee up to the maximum aggregate rate of 0.75% per annum of the Fund's average daily net assets payable by the Fund under its Rule 12b-1 Plan of Distribution;
      o any shareholder service fee up to the maximum aggregate rate of 0.25% per annum of the Fund's average daily net assets payable by the Fund under its Shareholder Servicing Plan;
      o expenses of legal counsel and of independent public auditors in connection with any matter relating to the Fund;
      o membership dues of industry associations; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Fund which inure to its benefit; and
      o all other charges and costs of the Fund's operations unless otherwise explicitly assumed by the adviser.

The Fund may also reimburse the adviser for the costs of performing certain internal accounting functions.


CLASSIFICATION OF THE FUND

      Lepercq-Istel Trust is a diversified, open-end management investment company (or mutual fund) organized into one series: Lepercq-Istel Fund.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

      As described in the Fund's Prospectus, the investment objective of the Fund is long-term capital appreciation. There is no assurance that the Fund's investment objective will be achieved. Investment in the Fund does not constitute a complete investment program.

Investment Techniques

      Writing Covered Call Option Contracts. The Fund is authorized to write (i.e., sell) covered call options on the equity securities in which it may invest and to enter into closing transactions with respect to such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at the stated exercise price on or at any time prior to the stated expiration date of the option. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from an increase in the price of the underlying security above the option's exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option that it has written. The Fund intends to employ covered call options for the purpose of partially reducing portfolio risk and the possibility of enhancing portfolio income.

      Only call options that are listed on a national securities exchange will be written. The Fund may purchase call options of matching maturity and exercise price covering the same underlying security for the sole and specific purpose of canceling the obligation incurred through the previous writing of a covered call option. When it appears that a previously written covered call option is likely to be exercised, it may be considered appropriate to avoid liquidating its position, or the Fund may wish to extinguish the previously written call option so as to be free to sell the underlying security, to realize a profit on the previously written call option, or to write another call option. The Fund will realize a short-term capital gain if the amount paid to purchase the call option plus transaction costs is less than the premium received for writing the covered call option. The Fund will realize a short-term capital loss if the amount paid to purchase the call option plus transaction costs is greater than the premium received for writing the covered call option. There is no assurance that the Fund will be able to purchase a call option in a closing transaction at any given time. Alternatively, the Fund may allow the call obligation to be extinguished by exercise or expiration. The Fund may not write covered call options in underlying securities in an amount whereby portfolio securities exceeding 15% of the Fund's net assets would be subject to covered call options.

      Variable Rate Demand Notes. The Fund may invest in variable rate master demand notes. Variable rate master demand notes are notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and the corporation. There is no secondary market for the notes, but the Fund may demand payment of the principal of the instrument at any time.

      Lending Portfolio Securities. To a limited extent, the Fund may lend its portfolio securities to broker-dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with the Fund and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned. The Fund's loans will not exceed 33 1/3% of the Fund's total assets.

      The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:

      (1) the Fund must receive at least 100% cash collateral from the borrower;
      (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
      (3)   the Fund must be able to terminate the loan at any time;
      (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities and any increase in market value;
      (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
      (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions are subject to future modification.

      Warrants. The Fund may also invest up to 10% of its total assets in rights or warrants to subscribe for or purchase common stock. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of this policy.

      Foreign Issuers. The Fund may invest up to 20% of its total assets in securities of foreign issuers as consistent with its investment objective. The Fund may invest in the securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund may also invest in the securities of foreign issuers directly in foreign markets so long as, in the judgment of the Investment Adviser, an established public trading market exists for those securities.

      Investments in securities of foreign issuers involve certain risks, including fluctuations in foreign exchange rates, future political and economic developments and possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. Delays or problems with settlement could affect the liquidity of the Fund's portfolio and adversely affect the Fund's performance. To the extent such investments are subject to withholding or other taxes, or to regulations relating to repatriation of assets, the Fund's distributable income will be reduced. The prices of securities in different countries are subject to different economic, financial, political and social factors.

      Other Risks. In seeking capital appreciation, investors should be aware that investments in small and medium capitalization issuers carry more risks than investments in issuers with market capitalization greater than $1 billion. Generally, such companies rely on limited product lines, financial resources and business activities that may make them more susceptible to setbacks or downturns. In addition, the stock of such companies may be more thinly traded. Accordingly, the performance of small and medium capitalization issuers may be more volatile.

      The Fund may purchase lower-graded debt securities (those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) that have poor protection against default in the payment of principal and interest. These securities are often considered to be speculative and involve greater risk of loss or price change due to change in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

INVESTMENT RESTRICTIONS

      The Trustees on behalf of the Fund have adopted investment restrictions as matters of fundamental policy. These restrictions cannot be altered without the authorization of a majority of the Fund's outstanding voting securities. The vote of a majority of the outstanding voting securities of the Fund means the vote, at a special meeting of the security holders of the Fund duly called (a) of 67% or more of the voting securities present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

            The following investment restrictions apply to the Fund:

      1. Lending Securities. The Fund will not make loans nor will it underwrite securities, except that the Fund may lend portfolio securities provided that the value of such loaned securities does not exceed 33 1/3% of the value of the Fund's total assets.

      2. Investing in Real Estate, Commodities or Commodity Contracts. The Fund will not buy or sell real estate, commodities or commodity contracts, except the Fund may purchase or sell futures or options on futures.

      3. Diversification of Investments. The Fund will maintain a diversification of investments among industries. Consistent with this policy, the Fund will not invest more than 25% of its assets in any one industry. With respect to 75% of the value of the Fund's assets, the Fund will not purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund.

      4.    Senior Securities. The Fund will not issue senior securities.

      5. Borrowing Money. The Fund will not borrow money, except from banks for temporary or emergency purposes, in excess of 10% of the value of the Fund's total assets. The Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

      The following restrictions are non-fundamental and may be changed by the Fund's Board of Trustees:

1.    Short-Selling. The Fund will not sell securities short.

2. Other Investment Companies. The Fund may purchase securities of other investment companies. Pursuant to the 1940 Act, the Fund will limit its investment in other investment companies to:

      o no more than 3% of the total outstanding voting stock of any investment company,
      o     no more than 5% of its total assets in any one investment company,
      o no more than 10% of its total assets in investment companies in general.

3. Closed-End Investment Companies. The Fund will not purchase or acquire any security issued by a registered closed-end investment company if immediately after the purchase or acquisition 10% or more of the voting securities of the closed-end investment company would be owned by the Fund and other investment companies having the same adviser and companies controlled by these investment companies. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the fund in these securities would be subject to duplicate expenses.

4. Purchasing for Exercise and Control. The Fund will not purchase securities for the purpose of exercising control or management of any issuer.

5. Restricted and Illiquid Securities. The fundamental policies of the Fund do not restrict the acquisition of securities that might require registration under the Securities Act of 1933 prior to their disposition in a public offering. However, the Trustees have determined, as a matter of policy, that the Fund shall make no further investments in such restricted securities, and that no investment shall be made if it would cause more than 10% of its net assets to be invested in securities which are not readily marketable. Included in this category are illiquid assets including, but not limited to, repurchase agreements which mature in more than seven days and securities of foreign issuers for which a bona fide market does not exist. It is the Fund's policy to value such securities in good faith at fair value giving consideration to, among other factors, underlying assets, lack of marketability, past and prospective earnings and market prices of similar securities.

6. Oil, Gas or Mineral Exploration. The Trustees have determined as a matter of policy that the Fund will not invest in interests in oil, gas or other mineral exploration or development programs.

7. Puts and Calls. The Fund will not invest in puts, calls, straddles, spreads or any combinations thereof, except as otherwise set forth in the Fund's Prospectus.

8. Writing Covered Call Options. As a matter of policy, no covered call option will be written if, as a result, portfolio securities exceeding in value 25% of the Fund's net assets would be subject to covered call options.

TEMPORARY DEFENSIVE POSITION

      For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the fund may invest in U.S. and foreign short-term money market instruments including:

      o     commercial paper;
      o obligations of the U.S. Government or its agencies or instrumentalities;
      o     repurchase agreements; and
      o     other short-term instruments.

PORTFOLIO TURNOVER


      The frequency of changes in the Fund's investment portfolio during its fiscal year is known as its portfolio turnover rate. The Fund intends to purchase securities primarily for investment rather than with a view to trading for profits. It is the policy of the Trustees to allow only such portfolio turnover as is in the best interest of the shareholders. The Fund's annual rates of portfolio turnover for the years ended December 31, 2001 and 2000 were as follows:

            DECEMBER 31, 2001                     DECEMBER 31, 2000
            ------------------                    ------------------
                  83.86%                                85.13%


      The Fund's rate may vary and is not necessarily indicative of future rates. In particular, if a substantial number of the call options written by the Fund are exercised, its portfolio turnover rate may exceed historical levels. In general, the rate of turnover of portfolio securities is a ratio determined by dividing the lesser of the purchases or the sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during that year (excluding, in each case, short-term investments).

MANAGEMENT OF THE TRUST


      The Trust is managed by its Officers and a Board of Trustees. The Board of Trustees consists of seven individuals, five of whom are not "interested persons" of the Trust as that term is defined in the 1940 Act. The Trustees are fiduciaries for the Fund's shareholders and are governed by the laws of The

Commonwealth of Massachusetts in this regard. The Trust compensates all Trustees except for its interested Trustees: Francois Letaconnoux and Bruno Desforges.

      Messrs. Desforges and Letaconnoux are considered "interested persons" under the 1940 Act by virtue of their affiliation with the adviser and the distributor.

      The Board of Trustees has formed an Audit Committee that meets annually to review the Fund's financial statements with the independent accountants and to report its findings to the Board of Trustees. The members of the Committee are Marvin Schiller and Franz Skryanz. The Committee met one time during the fiscal year ended December 31, 2001.

      The Board of Trustees has also formed a Nominating Committee comprised of Marvin Schiller and Franz Skryanz to whose discretion the selection and nomination of directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee did not hold any meetings during the fiscal year ended December 31, 2001. This committee currently does not consider nominees recommended by shareholders.


      The Trustees and Officers of the Trust, their addresses, ages and their principal occupations for the last five years are set forth below.




------------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                      AGE      POSITION(S) HELD                 PRINCIPAL OCCUPATION(S) DURING PAST
                                               WITH REGISTRANT                  5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Jean-Louis Milin                       56      Trustee                          President, Banque de Neuflize, Schlumberger, Mallet,
3 Avenue Hoche 75008                                                            Demachy since 1994.
Paris, France
------------------------------------------------------------------------------------------------------------------------------------
Marvin Schiller, Ph.D.                 68      Trustee                          Retired; Former Managing Director, A.T. Kearney,
17319 St. James Court                                                           Inc. from 1990 to 1997; General Partner, Reprise
Boca Raton, Florida  33496                                                      Capital Corp.
------------------------------------------------------------------------------------------------------------------------------------
Franz Skryanz                          64      Trustee                          Financial Consultant from 1991 to present.
1675 Broadway
New York, New York 10019
------------------------------------------------------------------------------------------------------------------------------------
Lee R. Robins                          59      Trustee                          President, CPI Inc. (and founder of its predecessor
32 East 57th Street, 14th Floor                                                 firm, Conceptual Planning, Inc.) since 1973.
New York, New York  10022
------------------------------------------------------------------------------------------------------------------------------------
Marie-Monique Steckel                  62      Trustee                          Consultant; President, France Telecom North America,
210 West 90th Street, Apt. 11B                                                  1979 to 1999.
New York, New York 10024
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Bruno Desforges                        76      Trustee and Chairman of the      Managing Director, Lepercq, de Neuflize & Co.
1675 Broadway                                  Board                            Incorporated; Director and Chairman of the Board,
New York, New York  10019                                                       Lepercq, de Neuflize/Tocqueville Securities, L.P.
                                                                                since 1981
------------------------------------------------------------------------------------------------------------------------------------
Francois Letaconnoux                   51      Trustee                          Director, President and Chief Executive Officer,
1675 Broadway                                                                   Lepercq Inc., Lepercq, de Neuflize & Co.
New York, New York  10019                                                       Incorporated and Lepercq, de Neuflize/Tocqueville
                                                                                Securities, L.P. since 1993.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Officers

------------------------------------------------------------------------------------------------------------------------------------
Jerry Getsos                           40      Executive Vice President         Senior Vice President of Lepercq, de Neuflize & Co.
1675 Broadway                                                                   Incorporated from 1996 to present; Research Analyst
New York, New York  10019                                                       at Lexington Management Corporation from 1987 to
                                                                                1995.
------------------------------------------------------------------------------------------------------------------------------------
Peter Hartnedy                         52      Treasurer and Secretary          Senior Vice President, Treasurer and Secretary,
1675 Broadway                                                                   Lepercq, de Neuflize & Co. Incorporated; Director,
New York, New York  10019                                                       Vice President, Treasurer and Secretary, Lepercq, de
                                                                                Neuflize Securities Inc.; Treasurer and Secretary,
                                                                                Lepercq Inc. since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Tsering Ngudu                          46      President                        Senior Vice President, Lepercq, de Neuflize & Co.
1675 Broadway                                                                   Incorporated since 1989; Executive Vice President
New York, New York  10019                                                       and Director, Lepercq, de Neuflize Securities Inc.
                                                                                from 1989.
------------------------------------------------------------------------------------------------------------------------------------




      The following table shows the dollar range of Fund Shares beneficially owned by each Trustee as of December 31, 2001.



                                                                                        Aggregate Dollar Range of
                                                                                      Equity Securities in the Fund
                                                                                      Overseen or to be Overseen by
                                               Dollar Range of Equity                 Director or Nominee in Family
          Name of Trustee                       Security in the Fund                     of Investment Companies
-----------------------------------     -----------------------------------         ----------------------------------

Disinterested Trustees
----------------------
Jean-Louis Milin                                        None                                      None
Lee R. Robins                                           None                                      None
Marvin Schiller                                     over $100,000                             over $100,000
Franz Skryanz                                           None                                      None
Marie-Monique Steckel                                   None                                      None

Interested Trustees
-------------------
Bruno Desforges                                     over $100,000                             over $100,000
Francois Letaconnoux                              $50,001-$100,000                          $50,001-$100,000


Compensation


      Each disinterested Trustee receives $750 per Board meeting attended and is reimbursed for all travel expenses relating to attendance at such meetings. Each Trustee who is a member of the Audit Committee also receives $375 per Audit Committee meeting attended. Trustees who are affiliated with the Investment Adviser do not receive compensation from the Fund. The following table indicates the compensation received by each Trustee from the Trust for the 12-month period ended December 31, 2001.


                                                                PENSION OR                                 TOTAL
                                                                RETIREMENT                             COMPENSATION
                                               AGGREGATE         BENEFITS           ESTIMATED            FROM FUND
                                               COMPENSA-        ACCRUED AS           ANNUAL              AND FUND
                                               TION FROM       PART OF FUND      DBENEFITS UPON        COMPLEX PAID
                                               TRUST (1)         EXPENSES          RETIREMENT         TO TRUSTEES (1)


Disinterested Trustees
----------------------

Jean-Louis Milin, Trustee                         750             None                None                  750

Lee R. Robins, Trustee(4)                        3,000            None                None                 3,000

Marvin Schiller, Ph.D.,                          2,625            None                None                 2,625
Trustee(3)

Franz Skryanz, Trustee (3)                       3,375            None                None                 3,375

Marie-Monique Steckel, Trustee                   1,500            None                None                 1,500

Interested Trustees
-------------------

Bruno Desforges, Trustee(2)                      None             None                None                  None

Francois Letaconnoux, Trustee(2)                 None             None                None                  None



(1)   Compensation does not include reimbursement for travel expenses.

(2) Demed to be an interested person (as defined by the 1940 Act) of the Trust.

(3)   Member of the Audit Committee.

(4)   Appointed as Trustee on February 14, 2001.


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


      As of March 31, 2002, the following shareholders owned, directly or indirectly, 5% or more of the outstanding shares of the Fund:

Name and Address                              Percent of Fund Shares Outstanding
----------------                              ----------------------------------

Bear Stearns Securities Corp.                               40.76%
1 Metrotech Cntr. N
Brooklyn, NY 11201

Fox & Co.                                                   8.36%
P.O. Box 976
New York, NY 10268-0976

Murdoch & Co.                                               5.26%
P.O. Box HM 1020
Hamilton HM DX
Bermuda

      A shareholder who beneficially owns, directly or indirectly, more than 25% of the Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

MANAGEMENT OWNERSHIP


      As of March 31, 2002, the Trustees and Officers of the Fund, as a group, owned 2.21% of outstanding shares of the Fund.


THE INVESTMENT ADVISER

      The firm of Lepercq, de Neuflize & Co. Incorporated (the "Investment Adviser") is the investment adviser to the Fund pursuant to the Investment Advisory Agreement (the "Agreement"). The Fund's Agreement, dated April 9, 1986, was adopted by the Trust's Board of Trustees on January 29, 1986 and approved by the Fund's shareholders on April 8, 1986.


      The Trust or the Investment Adviser may terminate the Investment Advisory Agreement on 60 days' notice without penalty. The Agreement remains in effect from year to year provided its continuance is approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties thereto or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund. The Agreement terminates automatically if assigned and can be amended only by a vote of a majority of the outstanding voting securities of the Fund. The Board of Trustees approved the continuance of the Investment Advisory Agreement at a Board of Trustees' Meeting held on February 20, 2002.


      Under the terms of the Agreement, the expenses incurred relating to the investment-advisory services performed by the Investment Adviser and the furnishing of office space, office services and equipment to the Fund and salaries of the Officers of the Trust, except as indicated below, are borne by the Investment Adviser. The expenses relating to other services are borne by the Fund. Other services include:

o     fees and expenses of non-interested Trustees;
o     fees and expenses of legal counsel and independent auditors; and
o fees and expenses involved in the registering and maintaining registration of the Fund's shares under state securities laws.

      The costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Trust, or any of the personnel operating under his or her direction, may be borne by the Fund. Such costs include maintaining the financial accounts and books and records of the Fund, including reviewing calculations of daily net asset value and tax returns.


      The Investment Adviser makes investment decisions for the Fund. These investment-advisory decisions are reviewed regularly by the Trustees. For its services, the Investment Adviser receives an annual investment advisory fee from the Fund as described in the Prospectus. For the fiscal years ended December 31, 2001, 2000 and 1999, the Investment Adviser earned and was paid the following amounts:

--------------------------------------------------------------------------------
             2001                    2000                 1999
--------------------------------------------------------------------------------
           $163,365               $249,259              $246,995
--------------------------------------------------------------------------------

      The Investment Adviser also acts as investment adviser to clients other than investment companies under discretionary and non-discretionary advisory contracts covering net assets as of December 31, 2001, totaling approximately $188 million. Investment decisions for the Fund are made independently from those for other clients that have different investment objectives than those of the Fund. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such investment clients. However, the position of a client's or the Fund's account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue, may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of the investment clients is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Investment Adviser. The Investment Adviser may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

      In determining whether to approve the continuance of the Agreement, the Board of Trustees considered information about the Investment Adviser, the performance of the Fund and certain additional factors that the Board of Trustees deemed relevant. The following summary highlights the materials and factors that the Board of Trustees considered, and the conclusions the Board of Trustees reached, in approving the continuance of the Agreement.

The Investment Adviser:

      The Board of Trustees considered the scope and quality of services provided by the Investment Adviser and particularly the personnel responsible for providing services to the Fund. The Board of Trustees also focused on the Investment Adviser's reputation and long-standing relationship with the Fund. In addition, the Board of Trustees discussed the Investment Adviser's track record of monitoring the Fund to assure that the Fund has been in compliance with its investment policies and restrictions and also to assure that it has been in compliance with the requirements of the 1940 Act and related securities regulations.

Performance and Expenses of the Fund:

The Board of Trustees analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and its peer group, (ii) performance data of the Fund compared to relevant stock indices, (iii) data concerning the fees and expenses of the Fund compared to other funds that have a similar investment objective ("Peer Group"), and (iv) a summary of income and expenses of the Fund for the last three fiscal years.


Other Factors:

      In addition to the above factors, the Board of Trustees also discussed the Investment Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Investment Adviser (including transactions processed through affiliates of the Investment Adviser).

      The portfolio managers for the Fund were available to answer any questions the Board of Trustees had concerning the management of the Fund and the services that the Investment Adviser provides to the Fund. They also provided the Board of Trustees with an overview of the Fund's performance relative to the market in general and with respect to the Fund's Peer Group (as they typically provide during each quarterly meeting of the Board of Trustees).

Conclusion:

      The Board of Trustees, including all of the disinterested directors, concluded that the fees payable under the Agreement are fair and reasonable with respect to the services that the Investment Adviser provides and in light of other factors that the Board of Trustees deemed relevant. The Board of Trustees based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board of Trustees was also assisted by the advice of independent counsel in making this determination.


      The Investment Adviser is wholly owned by Lepercq Inc., a holding company owned by several entities.

SHAREHOLDER SERVICING PLAN

      The Fund has adopted a Shareholder Servicing Plan that was approved by the Trustees on February 10, 1999. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which it pays fees of up to 0.25% of the average daily net assets of the Fund for fees incurred in connection with the personal service and maintenance of accounts holding shares of the Fund. Such agreements are entered into between the Trust and various shareholder servicing agents, including the Distributor and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Among the services provided by Shareholder Servicing Agents are:

o     answering customer inquiries regarding account matters;
o assisting shareholders in designating and changing various account options;
o aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders;
o transmitting, on behalf of the Trust, proxy statements, Prospectuses and shareholder reports to shareholders and tabulating proxies;
o processing dividend payments and providing sub-accounting services for Fund shares held beneficially; and
o     providing such other services as the Trust or a shareholder may request.

      Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees.

ADMINISTRATIVE SERVICES


      U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53201-0701 ("U.S. Bancorp"), provides administrative personnel and services to the Fund. U.S. Bancorp provides services such as legal compliance and accounting services. U.S. Bancorp provides these services at a minimum annual fee of $35,000. U.S. Bancorp charges the Fund an annual fee of 0.07% of the average daily net assets on the first $200 million, 0.06% on the next $500 million and 0.04% on the balance. Over the last three fiscal years the Trust on behalf of the Fund paid the following amounts in administrative fees:

--------------------------------------------------------------------------------
             2001                    2000                 1999
--------------------------------------------------------------------------------
           $35,464                 $38,307              $43,967
--------------------------------------------------------------------------------


      The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, various personnel, including clerical and supervisory, and computers, as is necessary or beneficial to provide compliance and accounting services to the Fund.

FUND ACCOUNTING SERVICES


      U.S. Bancorp also provides fund accounting personnel and services to the Fund pursuant to a Fund Accounting Service Agreement. Under the agreement, U.S. Bancorp has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. U.S. Bancorp provides these services at an annual rate of $30,000 for the first $100 million, 0.0125% of the average daily net assets of the fund on the next $200 million, and 0.0075% on the balance. U.S. Bancorp is also entitled to certain out-of-pocket expenses, including pricing expenses. Over the last three fiscal years the Trust on behalf of the Fund paid the following amounts in fund accounting fees:

--------------------------------------------------------------------------------
             2001                    2000                 1999
--------------------------------------------------------------------------------
           $31,345                 $32,920              $22,491
--------------------------------------------------------------------------------


CUSTODIAN


      U.S. Bank, N.A. is custodian for the securities and cash of the Fund. Under the Custodian Agreement, U.S. Bank holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The custodian receives an annual fee equal to the greater of $3,000 or 0.02% of the Fund's average daily net assets.


DISTRIBUTION PLAN


      On January 29, 1986, the Board of Trustees, including a majority of the Trustees who were not interested persons of the Trust and who had no direct or indirect financial interest in the operations of a distribution plan, on behalf of the Fund, adopted a Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan was approved by the Trust's shareholders on April 8, 1986, and its continuance was approved by the Trustees, including a majority of the Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plan, on February 20, 2002.

      Pursuant to the Plan, Lepercq, de Neuflize Securities Inc. (the "Distributor"), a wholly owned subsidiary of the Investment Adviser, will be entitled to reimbursement each month of up to an aggregate maximum of 0.75% per annum of the Fund's average daily net assets for actual expenses incurred in the distribution and promotion of the shares of the Fund, including, but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature and other distribution-related expenses. The Fund has voluntarily capped the amount paid under the Plan to 0.10% per year of its average daily net assets.

No Officer or Trustee has any substantial interest in the Plan except to the extent the Distributor will be reimbursed for expenses it might otherwise have been required to pay pursuant to its Distribution Agreement with the Fund. Listed below are the itemized expenses the Fund paid for the fiscal year ended December 31, 2001.



----------------------------------------------------------------------------------------------------------------
Advertising                                                                                              $0
Printing and mailing of Prospectuses and Annual Reports to other than current shareholders               $993
Compensation to underwriters                                                                             $0
Compensation to broker-dealer                                                                            $0
Interest, carrying or other financing charges                                                            $0
Other                                                                                                    $0
                                                                                                         ----
Total                                                                                                    $993
----------------------------------------------------------------------------------------------------------------

      With the exception of Lepercq, de Neuflize & Co. Incorporated, in its capacity as the Fund's investment adviser, and Lepercq, de Neuflize/Tocqueville Securities, L.P., in its capacity as distributor of the Fund's shares, no "interested person" of the Fund, as defined in the 1940 Act, and no trustee of the Fund who is not an "interested person" has or had a direct or indirect financial interest in the Plan or any related agreement.


      The Fund's Plan may be continued from year to year if approved at least annually by the Board of Trustees (including the affirmative vote of a majority of the Trustees who have no direct or indirect interest in the Plan or any related agreement and are not interested persons of any such party) by votes cast in person at a meeting called for such purpose. The Plan may be terminated at any time as to the Trust by vote of a majority of the disinterested Trustees or with respect to the Plan, by a vote of a majority of the outstanding voting securities of the Fund. Any agreement entered into under the Plan may be terminated at any time on 60 days' written notice by a vote of a majority of the outstanding voting securities of the Fund. Any agreement entered into under the Plan will terminate automatically in the event of its assignment.

      The Plan may not be amended to increase materially the amount to be spent by the Fund under the Plan without the approval of the shareholders of the Fund, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Trustees and the Trustees who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote. During the continuance of the Plan, the Investment Adviser will report in writing to the Board of Trustees quarterly the amounts and purposes of all payments made pursuant to the Plan. Further, during the term of the Plan, the selection and nomination of those Trustees who are not interested persons of the Trust must be committed to the discretion of the Trustees who have no direct or indirect interest in the Plan or any related agreement.

THE DISTRIBUTOR


      Lepercq, de Neuflize/Tocqueville Securities, L.P., 1675 Broadway, New York, New York 10019, a wholly owned subsidiary of Lepercq, de Neuflize & Co. Incorporated, is the distributor and underwriter of the shares of the Fund, pursuant to a Distribution Agreement dated April __, 2002. The distributor offers shares of the Fund at the net asset value per share, computed once daily at the close of trading on the New York Stock Exchange.

      Either party may terminate this Distribution Agreement on 60 days' notice without penalty. The Agreement remains in effect from year to year provided its continuance is approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties thereto or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and by the Board of Trustees. The Agreement terminates automatically if assigned.

      The distributor promotes and sells shares of the Fund as well as purchases shares of the Fund only to fill orders received from subscribers or broker/dealers. The distributor, however, is not bound to accept such orders, and the Fund has retained the right to reject orders received from the distributor.

      The distributor will be entitled to reimbursement each month under the terms of the Plan set forth above. If purchases of the Fund's shares are made directly from the distributor, without the intervention of another broker or dealer, the shares may be purchased at the net asset value per share of the Fund next determined after receipt of an order to purchase such shares. However, if the Fund's shares are purchased through a broker or a dealer, the broker or dealer may charge a service fee for services rendered to the purchaser.

      Lepercq, de Neuflize/Tocqueville Securities, L.P. is a subsidiary of Lepercq, de Neuflize & Co. Incorporated.


BROKERAGE COMMISSIONS


      When buying and selling securities for the Fund's portfolio, the adviser uses brokers to complete the transactions. Brokers receive certain commissions for performing the transactions. Lepercq, de Neuflize/Tocqueville Securities, L.P. completes many of the brokerage transactions and receives commissions accordingly. The brokerage commissions paid by the Fund for the fiscal years ended December 31, 1999, 2000 and 2001 are listed below. The percentage amounts received by Lepercq, de Neuflize/Tocqueville Securities, L.P. of the total commissions paid is also shown on the table.



------------------------------------------------------------------------------------------------------------------------------------
BROKER                                     2001        %         2000              %             1999                  %
------------------------------------------------------------------------------------------------------------------------------------
Lepercq, de Neuflize/Tocqueville           7,260       28%      9,295            24%            $16,240              30%
Securities, L.P.

Other brokers                             18,242       72%      29,439            76%           $38,640              70%

Total Commissions Paid                    25,502       100%     38,734           100%           $54,880             100%
------------------------------------------------------------------------------------------------------------------------------------

      The Fund does not use a fixed formula in the allocation of brokerage business but will allocate such business on a transaction-by-transaction basis. In 2001, the Fund allocated 72% of its brokerage business to non-affiliated brokers who supplied the Fund or its adviser with research. The Fund does not now, nor does it in the future, intend to allocate its brokerage business if as a result thereof the Fund does not obtain the best prices and executions.

      Brokerage transactions are allocated to brokers whom the adviser believes will supply research or statistical services in accordance with the Fund's policy of obtaining the best prices and executions. Research and/or statistical services include, but are not limited to, stock analyses, research reports, newsletters and updates. To the extent that the research and/or statistical services supplied by brokers, services which cannot be valued, were available to aid the adviser in fulfilling its obligations under its advisory contract with the Fund, or to its other clients, the receipt of such services by the adviser tended to reduce its expenses. When commissions paid reflect research or statistical services furnished in addition to execution, the adviser stands ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund.

      Lepercq, de Neuflize/Tocqueville Securities, L.P. offers to effect transactions for the Fund at commission rates at least as low as it offers to effect comparable transactions for any of its other customers. Whenever Lepercq, de Neuflize/Tocqueville Securities, L.P. effects a transaction on the New York Stock Exchange for the Fund, it will transmit the order to an unaffiliated broker for execution on the floor of the Exchange and pay such broker a negotiated portion of the commission for rendering such service.

      Lepercq, de Neuflize/Tocqueville Securities, L.P. will not encourage or solicit brokerage business in return for brokerage transactions executed by other brokers on behalf of the Fund. However, Lepercq, de Neuflize & Co. Incorporated and Lepercq, de Neuflize/Tocqueville Securities, L.P. have in the past executed, and Lepercq, de Neuflize/Tocqueville Securities, L.P. intends in the future to execute, brokerage transactions from such other brokers in the normal course of business.


      In connection with over-the-counter transactions, the Fund will attempt to deal directly with the principal market-maker except in those circumstances where the Fund believes better prices and executions are available elsewhere.

PURCHASE OF SHARES

Purchase Confirmations


      The investor will receive from the transfer agent and the dividend paying agent (also referred to herein as the "Transfer Agent") for the Fund, a confirmation indicating the number of full shares and fractional shares (if any) acquired. The Transfer Agent will also provide the investor with a confirmation of each new transaction in his or her account. The Fund bears the administrative cost of this service.


Certificates

      Shareholders may, upon written request to the Transfer Agent, obtain certificates for their full shares. It is recommended, however, that shareholders not request certificates until they need them. Certificates can be lost or stolen and are unnecessary except for certain purposes, such as collateral for a loan. A shareholder retains full voting rights whether or not he or she receives certificates.

REDEMPTION OF SHARES


      The date of payment upon redemption may not be postponed for more than 7 days after shares are tendered for redemption, and the right of redemption may not be suspended, except for any period during which:

      (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      (2) any period during which the Securities and Exchange Commission determines that trading thereon is restricted;

      (3) any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; and

      (4) for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.


Large Redemptions

      The Fund has elected to be governed by Rule 18f-1 of the 1940 Act, as amended, under which it is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net assets of the Fund or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the Fund can, at its sole option, redeem the excess in cash or in portfolio securities selected solely by the Fund (and valued as in computing the net asset value). In these circumstances, a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by the shareholder upon the sale of such securities will not be less than the value used in computing the net asset value for the purpose of such redemption.

Signature Guarantees

      When redeeming shares in excess of $50,000, shareholder signatures must be Medallion guaranteed. Medallion guarantees are available from a commercial bank, which is a member of Federal Deposit Insurance Corporation, a trust company or a member firm (broker/dealer) of a national securities exchange. A notary public or a savings and loan association is not an acceptable guarantor.

Systematic Withdrawal Plan


      The cost of administering a Systematic Withdrawal Plan is presently borne by the Fund and is an expense of all shareholders of the Fund. A shareholder may terminate his or her Systematic Withdrawal Plan at any time upon 30 days' written notice to U.S. Bancorp Fund Services, LLC. A Systematic Withdrawal Plan may also be terminated by the Fund, the Distributor or U.S. Bancorp Fund Services, LLC, upon 30 days' written notice to the shareholder.


HOW NET ASSET VALUE IS COMPUTED

      The Fund will determine the net asset value of its shares once daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may make or cause to be made a more frequent determination of the net asset value and offering price, which determination shall reasonably reflect any material changes in the value of securities and other assets held by the Fund from the immediately preceding determination of net asset value.


      The net asset value is equal to the total assets of the Fund less total liabilities divided by the number of shares outstanding. Securities traded on the Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith.


      Premiums received by the Fund for investing in options are included in the Fund's assets, and an equal amount is recorded as a liability. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time the net asset value per share of the Fund is computed, or, in the absence of such sale, at the latest asked quotation. If the option's current market value is less than the premium received, the difference will be unrealized appreciation and, conversely, if the option's current market value exceeds the premium received, the excess will be unrealized depreciation. Upon expiration of the option or the purchase of an identical option in a closing transaction, the liability will be extinguished and the Fund will realize a gain. The Fund will realize a loss if the purchase price of the closing option plus transaction costs exceeds the premium received for writing the covered-call option. Alternatively, upon exercise of the option, the liability will be extinguished and the Fund will realize a gain or loss from the sale of the underlying securities, with the proceeds of the sale being increased by the premium received for writing the option.

TAX INFORMATION

      The following is only a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

      The Fund has elected and intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year, and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year for this purpose. The Fund will be taxed at regular corporate rates on any investment company taxable income that it retains, even if the 90% distribution requirement is satisfied.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of one issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of one issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

      In addition, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

      In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under certain circumstances, all or a portion of certain gains relating to foreign currency, hedging, options and various transactions may be characterized as ordinary income.

      A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may (unless it has made a taxable year election for excise tax purposes as discussed below) treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31st as if it had been incurred on the first day of the next year.

      If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31st of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30th or December 31st, for its taxable year). The balance of such income must be distributed during the next calendar year.

      The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

      The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. However, ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than certain corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends (as defined in the Code) received by the Fund from domestic corporations for the taxable year. In addition, in certain circumstances, the dividends-received deduction for a corporate shareholder may be disallowed or reduced.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his or her shares.

      Conversely, if the Fund decides to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the regular corporate tax rate. If the Fund decides to retain its net capital gain, the Fund intends to elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI, determined without regard to this item and the AMT net operating loss deduction) includable in AMTI.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

      If the Fund acquires certain interests in certain foreign corporations ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional special interest charges on certain distributions from such corporations or gain from the sale of stock in such corporations. A foreign corporation generally is a passive foreign investment company if at least 75% of its income is passive (such as dividends or interest) or at least 50% of its assets produces passive income. The Fund may make certain elections that help mitigate the adverse tax consequences mentioned above, but these elections normally would require the Fund to recognize taxable income without a corresponding receipt of cash from the passive foreign investment company. Any tax paid by the Fund as a result of an investment in a passive foreign investment company would not result in a credit or deduction for Fund shareholders.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares; any excess will be treated as gain from the sale of his or her shares, as discussed below.

      Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31st of such calendar year if such dividends are actually paid in January of the following year. After the end of each year, shareholders will be provided with detailed information on the Fund's distributions made (or deemed made) during the year for reporting purposes.

      The Fund will be required in certain cases to withhold and remit to the U.S. Treasury as "backup withholding" 30% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder

      (1) who has failed to provide in a timely manner a correct taxpayer identification number,
      (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or
      (3) who has failed to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

      A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year and were held as a capital asset. Long-term capital gain recognized by a noncorporate shareholder will be taxed at a maximum rate of 20% (10% if the noncorporate shareholder is, and would be after accounting for such gains, eligible for the 10% or 15% tax bracket for ordinary income), if the Shareholder has held such shares for more than 12 months at the time of sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 ($1,500 if married filing separately) of ordinary income.

      Beginning in the year 2001 for shareholders eligible for the 10% or 15% tax bracket for ordinary income (or, in the year 2006, for shareholders in the 28% or higher bracket for ordinary income), gain from the sale or redemption of Fund shares held for more than five years may be subject to a reduced rate of long-term capital gain tax.

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

      If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. residents or domestic corporations.

      In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Considerations

      The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

      Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

PERFORMANCE INFORMATION


      For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return (before and after taxes), rather than in terms of yield.

Total Return and Average Annual Total Return

      Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price in the Fund over a specified period. Varying assumptions are made in calculating average annual total return, depending on whether it is calculated before taxes, after taxes on distributions or after taxes on distributions and redemption, as detailed below. Total return shows the aggregate return on an investment over a specified period and assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash.

The Fund uses the following formulas to calculate average annual total return:

      (1) Average Annual Total Return Quotation. Average Annual Total Return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)(n) = ERV

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return.

n = number of years.

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

      In calculating average annual total return the ending redeemable value is determined by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods including the deduction of all nonrecurring charges deducted at the end of each period.

      (2) Average Annual Total Return (After Taxes on Distributions) Quotation.

      Average Annual Total Return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)(n) = ATV(D)

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on the Fund's distributions but not after taxes on redemption.

      In calculating average annual total return the ending redeemable value is determined by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods including the deduction of all nonrecurring charges deducted at the end of each period. Taxes due on distributions are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date, however, it is assumed that the redemption has no tax consequences.

      (3) Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation.

      Average Annual Total Return (after taxes on distributions and redemption) is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)(n) = ATV(DR)

Where:

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption).

n = number of years.

ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on the Fund's distributions and redemption.

      In calculating average annual total return, the ending redeemable value is determined by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods including the deduction of all nonrecurring charges deducted at the end of each period. Taxes on distributions are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The ending value is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

Yield

      The Fund computes yield by annualizing net investment income per share for a recent thirty-day period and dividing that amount by the Fund's share's maximum public offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund and operating expenses of the Fund.

The Fund uses the following formula to calculate yield:

      Yield Quotation. The Fund's yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [(  a-b    +1)(6)    -1]
            -------
              cd

Where:
a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period.



--------------------------------------------------------------------------------------------------------
                                        PERFORMANCE DATA
                              (for periods ended December 31, 2001)

                                      Average Annual          Average Annual           Average Annual
                                     Total Return for         Total Return for         Total Return for
Lepercq - Istel Fund                    10 years                  5 years                  1 year
--------------------------------------------------------------------------------------------------------

Before Taxes                              5.71%                    -0.92%                   -17.35%
After Taxes on Distributions              4.37%                    -1.71%                   -17.45%
After Taxes on Distributions
   and Redemption                         4.39%                    -0.63%                   -10.57%


The Fund's yield for the 30-day period ended December 31, 2001 was 0.39%.

      The Fund may also from time to time include in such advertising a total-return figure (before and after taxes) that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing total returns (before and after taxes) of the Fund with data published by independent services, or with the performance of certain stock or other relevant indices, the Fund calculates its total return (before and after taxes) for the specified periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage changes are determined by subtracting the initial value of the investment from the ending value and by dividing the difference by the beginning value. Such alternative total return (before and after taxes) information will be given no greater prominence in such advertising than the information prescribed under the Securities and Exchange Commission rules and all advertisements containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE COMPARISONS


      From time to time the Fund may advertise its performance as compared to other mutual funds with similar investment objectives, to stock or other indices and to data prepared by independent services which monitor the performance of mutual funds. All such advertisements will show the value of an assumed initial investment of $10,000 in the Fund at the end of a one-, five- and ten-year period. These values will be calculated by multiplying the compounded average annual total return (before and after taxes) for each time period by the amount of the assumed initial investment. If the Fund compares its performance to other funds, relevant indices or independent services, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return (before and after taxes) rather than yield.


      Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Shareholders should remember that the Fund's performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which shares of the Fund may be purchased, although not included in the calculations of performance for the Fund, will reduce performance results.

CODE OF ETHICS

      The Trust, the Investment Adviser and the Distributor have adopted a Code of Ethics (the "Code") under Rule 17j-1 of the 1940 Act which restricts the personal securities transactions of Access Persons (as defined in Rule 17j-1). Its primary purpose is to ensure that personal trading by such individuals does not disadvantage the Fund. Such persons are required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Code, for adopting and implementing Procedures for the enforcement of the provisions of the Code and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance officer or designee shall take appropriate action. The Trust, the Investment Adviser and the Distributor have developed procedures for administration of the Code.

COUNSEL AND INDEPENDENT PUBLIC AUDITORS


      Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, acts as counsel for the Trust and KPMG LLP, 303 East Wacker Drive, Chicago, Illinois, 60601, acts as independent public auditors for the Trust.


FINANCIAL STATEMENTS


      The Financial Statements for the Fund are incorporated herein by reference to the Fund's Audited Annual Report, dated December 31, 2001. Shareholders will receive a copy of the Audited Annual Report at no additional charge when requesting a copy of the Statement of Additional Information.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----


General Information And History...............................................2

Classification Of The Fund....................................................4

Investment Objective And Policies.............................................4

Investment Objective..........................................................4

Investment Techniques.........................................................4

Investment Restrictions.......................................................6

Temporary Defensive Position..................................................8

Portfolio Turnover............................................................8

Management Of The Trust.......................................................8

Control Persons And Principal Shareholders...................................12

Management Ownership.........................................................12

The Investment Adviser.......................................................12

Shareholder Servicing Plan...................................................14

Administrative Services......................................................15

Fund Accounting Services.....................................................15

Custodian....................................................................15

Distribution Plan............................................................16

The Distributor..............................................................17

Brokerage Commissions........................................................17

Purchase Of Shares...........................................................18

Purchase Confirmations.......................................................18

Certificates.................................................................19

Redemption Of Shares.........................................................19

Large Redemptions............................................................19

Signature Guarantees.........................................................19

Systematic Withdrawal Plan...................................................19

How Net Asset Value Is Computed..............................................20

Tax Information..............................................................20

Qualification As A Regulated Investment Company..............................20

Excise Tax On Regulated Investment Companies.................................21

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)

                                                                            Page
                                                                            ----


Fund Distributions............................................................22

Sale Or Redemption Of Shares..................................................23

Foreign Shareholders..........................................................24

Effect Of Future Legislation; State And Local Tax Considerations..............24

Performance Information.......................................................25

Performance Comparisons.......................................................27

Code Of Ethics................................................................28

Counsel And Independent Public Auditors.......................................28

Financial Statements..........................................................28

                               LEPERCQ-ISTEL FUND
                                     PART C
                                OTHER INFORMATION


ITEM 23.    EXHIBITS

(a)    Agreement and Declaration of Trust.(1)

(b)    By-laws.(1)

(c)    Not applicable.

(d)    Investment Advisory Agreement.(2)

(e)    Distribution Agreement.(3)

(f)    Not applicable.

(g)    Custodian Agreement and Addendum.(2)

(h)    Administration Servicing Agreement.(1)

(h)(1) Fund Accounting Servicing Agreement.(1)

(h)(2) Shareholder Servicing Agent Agreement.(1)

(h)(3) Addendum to Firstar Servicing Agreements.(1)

(i)    Not applicable.

(j)    Consent of Paul, Hastings, Janofsky & Walker LLP.(3)

(j.1)  Consent of KPMG LLP, certified public auditors.(3)

(k) Audited Financial Statements for year ended December 31, 2001, including the Report of Independent Auditors.(4)

(l)    Not applicable.

(m)    Distribution Plan.(3)


----------------------------------
(1) Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant's Registration Statement on Form N-1A, 2-10841, filed on April 28, 2000 (accession number 0000903112-00-000803), and incorporated herein by reference.

(2) Filed as an exhibit to Post-Effective Amendment No. 79 to the Registrant's Statement on Form N-1A, 2-10841, filed on April 30, 2001 (accession number 0001116679-01-0500075), and incorporated herein by reference.

(3) Filed herewith.

(4) Filed with Annual Report in Form N-30D on March 8, 2002 (accession number 0000898531-02-000088), and incorporated herein by reference.

(m)(1) Shareholder Servicing Plan.(3)

(n)    Not applicable.

(o)    Reserved.

(p)    Code of Ethics.(1)

(q)    Powers of Attorney.(2)

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

            Not applicable.

ITEM 25.    INDEMNIFICATION

Section 8 of the Registrant's Declaration of Trust sets forth the rights of indemnification of the Trustees and Officers of the Registrant as follows:

                  Section 1. Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest, as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses (including but not limited to amounts paid in satisfaction judgments, in compromise or as fines and penalties, and counsel fees) reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened while in office or thereafter, by reason of his being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so


----------
(1) Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant's Registration Statement on Form N-1A, 2-10841, filed on April 28, 2000, and incorporated herein by reference.

(2) Filed as an exhibit to Post-Effective Amendment No. 79 to the Registrant's Statement on Form N-1A, 2-10841, filed on April 30, 2001 (accession number 0001116679-01-0500075), and incorporated herein by reference.

(3) Filed herewith.

                  incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

                  Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                  Section 3. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in
                  Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

See the Statement of Additional Information, "Trustees and Officers of the Trust" and "The Investment Adviser."

ITEM 27.    PRINCIPAL UNDERWRITERS

            (a) None

            (b) The following are the directors and officers of
                Lepercq/Tocqueville, de Neuflize Securities, L.P.


----------------------------------------------------------------------------------------------------
Name and Principal Positions and Officers         Position and Offices with Underwriter
Business Address with Registrant
----------------------------------------------------------------------------------------------------
Bruno Desforges                                   Chairman of the Board and Director
1675 Broadway
New York, NY 10019
Chairman of the Board

----------------------------------------------------------------------------------------------------
Peter Hartnedy                                    Vice President, Treasurer, Secretary and
1675 Broadway                                     Director
New York, NY  10019
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Controller, Treasurer and Secretary
----------------------------------------------------------------------------------------------------
Francois Letaconnoux                              President, Chief Executive Officer and Director
1675 Broadway
New York, NY  10019
Director
----------------------------------------------------------------------------------------------------
Tsering Ngudu                                     Executive Vice President and Director
1675 Broadway
New York, NY  10019
President

----------------------------------------------------------------------------------------------------


            (c) Not applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

The Transfer and Dividend Disbursing Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201, or its successor, will maintain accounts and records showing the number of shares of beneficial interest of the Registrant held by each shareholder.

All other accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Administrator, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

ITEM 29.    MANAGEMENT SERVICES

None.

ITEM 30.    UNDERTAKINGS

None.

                                   SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 29th day of April, 2002.

                                    By:   /s/ Tsering Ngudu
                                          ------------------------
                                          Tsering Ngudu, President

    Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                     Date

/s/ Tsering Ngudu                         President            April 29, 2002
--------------------------
Tsering Ngudu

/s/ Peter Hartnedy                        Treasurer            April 29, 2002
--------------------------
Peter Hartnedy*

/s/ Franz Skyranz                           Trustee            April 29, 2002
--------------------------
Franz Skyranz

/s/ Bruno Desforges                         Trustee            April 29, 2002
--------------------------
Bruno Desforges

/s/ Francois Letaconnoux                    Trustee            April 29, 2002
--------------------------
Francois Letaconnoux

/s/ Jean-Louis Milin                        Trustee            April 29, 2002
--------------------------
Jean-Louis Milin

/s/ Marvin Schiller, Ph.D.                  Trustee            April 29, 2002
--------------------------
Marvin Schiller, Ph.D.

/s/ Marie-Monique Steckel                   Trustee            April 29, 2002
--------------------------
Marie-Monique Steckel

/s/ Lee R. Robins                           Trustee            April 29, 2002
--------------------------
Lee R. Robins

* Peter Hartnedy, Attorney-in-Fact


----------------------------------
* Pursuant to powers of attorney dated (1) February 16, 2000, and filed with Amendment No. 78 to the Registration Statement on April 30, 2000, and (2) April 27, 2001 (with respect to Mr. Robins) and filed with Amendment No. 79 to the Registration Statement.

INDEX TO EXHIBITS

Exhibit

(e)    Form of Distribution Agreement.

(m)    Form of Distribution Plan.

(m)(1) Form of Shareholder Servicing Plan.

(j)    Consent of Paul, Hastings, Janofsky & Walker LLP.

(j.1)  Consent of KPMG LLP.

                                                                       [Form of]

                             DISTRIBUTION AGREEMENT
                                     between
                               LEPERCQ-ISTEL TRUST
                                       and
                LEPERCQ, de NEUFLIZE/TOCQUEVILLE SECURITIES, L.P.



            THIS AGREEMENT made this ____ day of April, 2002, by and between LEPERCQ-ISTEL TRUST, a Massachusetts business trust (the "Trust") on behalf of the Lepercq-Istel Fund (the "Fund"), and Lepercq, de Neuflize/Tocqueville Securities, L.P., a Delaware limited partnership (the "Distributor").

                              W I T N E S S E T H:

            In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

            First: The Trust hereby appoints the Distributor as its underwriter to promote and sell shares of beneficial interest of the Fund to the public through its sales representatives and to investment dealers in the states set forth in Exhibit A.

            Second: The Fund shall not sell any of its shares in the states set forth in Exhibit A except to the Distributor and under the terms and conditions set forth in paragraph FOURTH below. Notwithstanding the provisions of the foregoing sentence, however,

            (A) the Fund may issue shares to any other investment company or personal holding company, or to the shareholders thereof, in exchange for all or a majority of the shares or assets of any such company; and

            (B) the Fund may issue its shares at their net asset value to any shareholder of the Fund purchasing such shares with dividends or other cash distributions received from the Fund pursuant to an offer made to all shareholders; and

            (C) the Fund may issue its shares to shareholders of other investment companies, which investment companies are participating with the Fund in an approved exchange privilege, as set forth in the then current prospectus of the Trust, in exchange for shares of such investment companies at the respective net asset values per share of the investment companies involved.

            Third: The Distributor hereby accepts appointment as underwriter for the sale of the shares of the Fund in the states set forth in Exhibit A and agrees that it will use its best efforts to sell such shares; provided, however, that:

            (A) the Distributor may, and when requested by the Fund shall, suspend its efforts to effectuate sales of the shares of the Fund at any time when in the opinion of the Distributor or of the Fund no sales should be made because of market or other economic considerations or abnormal circumstances of any kind; and

            (B) the Fund may withdraw the offering of its shares (i) at any time with the consent of the Distributor, or (ii) without such consent when so required by the provisions of any statute or of any order, rule or regulation of any governmental body having jurisdiction. It is mutually understood and agreed that the Distributor does not undertake to sell all or any specific portion of the shares of the Fund.

            Fourth: The price at which the shares may be sold (the "offering price") shall be the net asset value per share. For the purpose of computing the offering price, the net asset value per share shall be determined in the manner provided in the By-laws of the Trust relating to shares of the Fund as amended from time to time.

            Fifth: The Fund shall bear:

            (A) the expenses of qualification of shares of the Fund for sale in connection with such public offerings in such states as shall be selected by the Distributor and of continuing the qualification therein until the Distributor notifies the Fund that it does not wish such qualification continued; and

            (B) all legal expenses in connection with the foregoing.

            Sixth: The Distributor shall bear:

            (A) the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information required by applicable laws and regulations to be distributed to shareholders by the Fund and pursuant to any Rule 12b-1 distribution plan), and any other promotional or sales literature used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the Distributor's activities pursuant to this Agreement;

            (B) expenses of advertising used by the Distributor in connection with such public offering; and

            (C) all legal expenses in connection with the foregoing.

            Seventh: The Distributor will accept orders for shares of the Fund only to the extent of purchase orders actually received and not in excess of such orders, and it will not avail itself of any opportunity of making a profit by expediting or withholding orders.

            Eighth:

            (A) The Trust and the Distributor shall each comply with all applicable provisions of the Investment Company Act of 1940, the Securities Act of 1933, and of all other Federal and state laws, rules and regulations governing the issuance and sale of shares of the Fund.

            (B) In absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Distributor, the Fund agrees to indemnify the Distributor against any and all claims, demands, liabilities and expenses which the Distributor may incur under the Securities Act of 1933, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any registration statement, statement of additional information or prospectus of the Fund, or any omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon, and in conformity with information furnished to the Fund in connection therewith by or on behalf of the Distributor. The Distributor agrees to indemnify the Fund against any and all claims, demands, liabilities and expenses which the Fund may incur arising out of or based upon any act or deed of sales representatives of the Distributor which is outside the scope of their authority.

            (C) The Distributor agrees to indemnify the Fund against any and all claims, demands, liabilities and expenses which the Fund may incur under the Securities Act of 1933, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any registration statement, statement of additional information or prospectus of the Fund, or any omission to state a material fact therein if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund in connection therewith by or on behalf of the Distributor.

            Ninth: Nothing herein contained shall require the Fund to take any action contrary to any provision of the Agreement and Declaration of Trust or to any applicable statute or regulation.

            Tenth: This Agreement shall become effective at the close of business on the date hereof, and shall remain in force and effect subject to paragraph ELEVENTH hereof. This Agreement shall continue in force and effect for successive annual periods, provided that such continuance is specifically approved at least annually by the Board of Trustees of the Trust, and by vote of a majority of the Trust's Trustees who are not interested persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940) of the Distributor by votes cast in person at a meeting called for such purpose.

            Eleventh:

            (A) This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on sixty (60) days written notice to the other party.

            (B) This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in
Section 2(a)(4) of the Investment Company Act of 1940.

            Twelfth: A copy of the Trust's Agreement and Declaration of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees or shareholders individually but are binding only upon the Fund. It is further understood and agreed that the Distributor shall look solely to the Fund's assets and property with respect to the enforcement of any claim.

            Thirteenth: Any notice under this Agreement shall be in writing, addressed and delivered, or mailed, postage paid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Trust and Distributor shall be 1675 Broadway, New York, New York 10019.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate on the day and year first above written.


                                   LEPERCQ-ISTEL TRUST
ATTEST:


__________________________         By:_____________________________
Peter Hartnedy, Secretary              Tsering Ngudu, President

                                   LEPERCQ, de NEUFLIZE/TOCQUEVILLE
ATTEST:                            SECURITIES, L.P.


__________________________         By:____________________________
_____________, Secretary               ________________, President

                                                                       [Form of]

                               LEPERCQ-ISTEL FUND

                                DISTRIBUTION PLAN
                           (as amended April __, 2002)

      WHEREAS, Lepercq-Istel Trust (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

      WHEREAS, the Trust desires to amend the Distribution Plan approved by shareholders of the Fund on April 8, 1986, as amended (the "Plan"), pursuant to Rule 12b-1 under the Act (the "Rule") with respect to the Lepercq-Istel Fund (the "Fund");

      WHEREAS, the Trust's Board has determined that there is a reasonable likelihood that adoption of this Plan will benefit the Fund and its shareholders; and

      WHEREAS, the Trust employs Lepercq, de Neuflize/Tocqueville Securities, L.P., a subsidiary of the Investment Adviser (the "Distributor"), as Distributor of the Fund's shares pursuant to a Distribution Agreement;

      NOW, THEREFORE, the Trust hereby adopts, and the Distributor hereby agrees to the terms of, this Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

1. The Distributor will be entitled to reimbursement each month of up to an aggregate maximum of 0.75% per annum of the Fund's average daily net assets for actual expenses incurred in the distribution and promotion of the shares of the Fund, including, but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution-related expenses. The expenses of distribution in excess of 0.75% per annum will be borne by the Distributor and will not be eligible for any reimbursement or payment by the Fund under the provisions of the Plan.

2. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the Act, (ii) the Rule and (iii) Section 2830 of the National Association of Securities Dealers, Inc. Business Conduct Rules or its successor.

3. This Plan has been approved by vote of a majority of both (a) the Trust's Board of Trustees and (b) those Trustees who are not "interested persons" of the Trust (as defined by the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees") cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related agreements.

4. This Plan shall continue from year to year so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 3.

5. The Distributor shall provide to the Trust's Board and the Board shall review, at least quarterly, a written report of amounts paid hereunder and the purposes for which they were made.

6. This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of its outstanding voting securities. Any agreement entered into under the Plan may be terminated at any time on 60 days written notice by a vote of a majority of the outstanding voting securities of the Fund.

7. This Plan may not be amended to increase materially the amount of compensation payable pursuant to paragraph 1 hereof unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of the Fund. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 3 hereof.

8. While the Plan is in effect, the selection and nomination of the Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

9. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

10. Any agreement entered into under the Plan will terminate automatically in the event of its assignment.

11. The Plan will only make payments for expenses actually incurred on behalf of the Fund. The Plan will not carry over expenses from year to year and if the Plan is terminated in accordance with its terms, the obligations of the Fund to make reimbursement payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

12. All persons dealing with the Trust must look solely to the property of the Trust for enforcement of any claims against the Trust as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.

      IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Distributor have executed this Plan.

                              LEPERCQ-ISTEL TRUST
                              On Behalf of its LEPERCQ-ISTEL FUND


                              By:   _____________________________


                              LEPERCQ, DE NEUFLIZE/TOCQUEVILLE SECURITIES,
                              L.P.


                              By:   _____________________________

                                                                       [Form of]

                               LEPERCQ-ISTEL FUND

                           SHAREHOLDER SERVICING PLAN
                           (as amended April __, 2002)

      This Shareholder Servicing Plan (the "Plan") is adopted by Lepercq-Istel Trust, a business trust organized under the laws of The Commonwealth of Massachusetts, on behalf of its Lepercq-Istel Fund series, (the "Fund"), subject to the following terms and conditions:

      Section 1. Servicing Agreements; Annual Fees.

      Shareholder Servicing Agreements. The Fund and the Distributor of the Fund, Lepercq, de Neuflize/Tocqueville Securities, L.P., a subsidiary of the Fund's adviser (the "Distributor"), are each authorized to enter into Shareholder Servicing Agreements on behalf of the Fund (the "Agreements"), the form of which shall be approved by the Board of Trustees of the Trust (the "Board"), with financial institutions and other persons who provide shareholder liaison services ("Service Providers") as set forth in this Plan.

      Shareholder Servicing Fee. The Fund may pay either (i) to the Distributor, who may, in turn, pay Service Providers or, (ii) directly to Service Providers, a shareholder servicing fee under the Plan at an annual rate of up to 0.25% of the average daily net assets of the Fund (the "Servicing Fee"). Provided, however, that the Fund shall not directly or indirectly pay any amounts that exceed any applicable limits imposed by law or the National Association of Securities Dealers, Inc.

      Adjustment to Fees. The Fund may pay a Servicing Fee to the Distributor at a lesser rate than the fees specified in Section 1 hereof as agreed upon by the Board of Trustees and the Distributor and approved in the manner specified in
Section 3 of this Plan.

      Payment of Fees. The Servicing Fees will be calculated daily and paid monthly at the annual rate indicated above.

      Section 2. Expenses Covered by the Plan.

      Servicing Fees may be used for payments to Service Providers who provide personal or account maintenance services to their customers who may from time to time beneficially own shares to the extent the Distributor or Service Provider is permitted to do so under applicable statutes, rules and regulations. Such services may include: answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Trust, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing divided payments and providing subaccounting services for Fund shares held beneficially; and providing such other services as the Trust or a shareholder may request.

      Section 3. Approval of Trustees.

      Neither the Plan nor any related agreements will take effect until approved by a majority of both (a) the full Board of Trustees of the Trust and
(b) those Trustees who are not interest persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and the related agreements.

      Section 4. Continuance of the Plan.

      The Plan will continue in effect for successive twelve-month periods; provided, however, that such continuance is specifically approved at least annually by the Fund's Board of Trustees and by a majority of the Qualified Trustees.

      Section 5. Termination.

      The Plan may be terminated at any time (i) by the Fund without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or (ii) by a vote of the Qualified Trustees.

      Section 6. Amendments.

      No material amendment to the Plan may be made unless approved by the Fund's Board of Trustees in the manner described in Section 3 above.

      Section 7. Written Reports.

      In each year during which the Plan remains in effect, a person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement will prepare and furnish to the Board, and the Board will review, at least quarterly, written reports which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

      Section 8. Preservation of Materials.

      The Fund will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 7 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

      Section 9. Limit of Liability.

      The limitation of shareholder liability set forth in the Fund's Agreement and Declaration of Trust is hereby acknowledged. The obligations of the Fund under this Plan, if any, shall not be binding upon the Trustees individually or upon holders of shares of the Fund individually but shall be binding only upon the assets and property of the Fund, and upon the Trustees insofar as they hold title thereto.

      Section 10. Meanings of Certain Terms.

      As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the Investment Company Act of 1940 by the Securities and Exchange Commission.


                                    LEPERCQ-ISTEL TRUST ON BEHALF OF THE
                                    LEPERCQ-ISTEL FUND


                                    By:
                                       ------------------------------


                                    LEPERCQ, DE NEUFLIZE/TOCQUEVILLE
                                    SECURITIES, L.P.


                                    By:
                                       ------------------------------

                               CONSENT OF COUNSEL

We consent to the reference to our Firm under the heading "Counsel and Independent Auditors" in Post-Effective Amendment No. 80 to the Registration Statement on Form N-1A of the Lepercq-Istel Trust as filed with the Securities and Exchange Commission on or about April 30, 2002.



PAUL, HASTINGS, JANOFSKY & WALKER LLP

/s/ Paul, Hastings, Janofsky & Walker LLP



New York, New York
April 30, 2002

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
Lepercq-Istel Trust:

We consent to the use of our report incorporated herein by reference and the reference to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Independent Auditors" in the Statement of Additional Information.

/s/ KPMG LLP

Chicago, Illinois
April 26, 2002